Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aviza Technology, Inc. (the “Company”), the undersigned Chief Financial Officer of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(3)           the accompanying report on Form 10-Q of the Company for the quarter ended December 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 13, 2006
By:	/s/ Patrick C. O’Connor
Patrick C. O’Connor
Executive Vice President and Chief Financial Officer